Exhibit 32.1


                                 Certification
             Pursuant to Section 906 of Sarbanes-Oxley Act of 2002


The undersigned Chief Executive Officer and Chief Financial Officer of Mid-Wisconsin Financial Services, Inc. ("Mid-Wisconsin") certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of Mid-Wisconsin for the fiscal year ended December 31, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Mid-Wisconsin.



      Date:  March 23, 2007               JAMES F. WARSAW
                                          James F. Warsaw
                                          President and Chief Executive Officer



                                          PAUL H. EWIG
                                          Paul H. Ewig
                                          Chief Financial Officer